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                                                                    EXHIBIT 3.23

From LLC-5.5                                  ILLINOIS
January 1999                        LIMITED LIABILITY COMPANY ACT This space for
-----------------------------------   ARTICLES OF ORGANIZATION       use by
Jesse White                         -----------------------------  Secretary of
Secretary of State                                                    State
Department of Business Services          SUBMIT IN DUPLICATE
Limited Liability Company Division       MUST BE TYPEWRITTEN         FILED
Room 359, Howlett Building               -------------------      JAN 13 2000

Springfield, IL 62756                   This space for use by  LIMITED LIABILITY
http://www.sos.state.il.us                Secretary of State        CO. DIV.
-----------------------------------  Date 1-13-2000               JESSE WHITE
Payment must be made by certified    Assigned File 0036-618-8     SECRETARY OF
check, cashier's check, Illinois     Filing Fee $400.00              STATE
attorney's check, Illinois C.P.A.'s  Approved [ILLEGIBLE]
check or money order, payable to
"Secretary of State."
--------------------------------------------------------------------------------

1. Limited Liability Company Name: Monona (Mexico) Holdings LLC
   (The LLC name must contain the words limited liability company, L.L.C., or LLC and cannot contain the terms corporation, corp., incorporated, Inc., ltd., co., limited partnership, or L.P.)

2. Transacting business under an assumed name: [ ] Yes  [X] No
   (If YES, a Form LLC-1.20 is required to be completed and attached to these Articles.)

3. The address, including county, of its principal place of business: (Post office box alone and c/o are unacceptable.) c/o Monona Wire Corporation, 700 Peace Road, Suite 700B. De Kalb County, De Kalb, Illinois 60115

4. Federal Employer Identification Number (F.E.I.N): ___________________________

5. The Articles of Organization are effective on: (Check one)

   a) [X] the filing date, or b)[ ] another date later than but not more than
               60 days subsequent to the filing date: _______________________
                                                        (month, day, year)

6. The registered agent's name and registered office address is:

   Registered agent: CORPORATION SERVICE COMPANY
                     ___________________________________________________________
                     First Name                 Middle Initial        Last Name

   Registered Office:    700 SOUTH SECOND STREET
                         _______________________________________________________
                         Number                        Street      Suite
                         _______________________________________________________
   (P.O. Box alone and   SPRINGFIELD IL         62704               COOK
   c/o are unacceptable) _______________________________________________________
                         City                  ZIP Code            County

7. Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 1065)

   (If not sufficient space to cover this point, add one or more sheets of this size.)

   THE TRANSACTION OF ANY OR ALL LAWFUL BUSINESSES FOR WHICH LLCS MAY BE ORGANIZED UNDER THE LIMITED LIABILITY COMPANY ACT OF THE STATE OF ILLINOIS. BUSINESS CODE 551112 (OFFICE OF OTHER HOLDING COMPANIES) FROM IRS FORM 1065.

8. The latest date, if any, upon which the company is to dissolve
     N/A (perpetual)
   ------------------.
   (month, day, year)

   Any other events of dissolution enumerated on an attachment. (Optional)

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LLC-5.5

9.    Other provisions for the regulation of the internal affairs of the LLC per
      Section 5-5(a)(8) included as attachment:

             [ ] Yes       [X] No

      If yes, state the provisions(s) and the statutory cite(s) from the ILLCA.

10.   a) Management is vested, in whole or in part, in the managers):
      [ ] Yes [X] No

      If yes, list names and business addresses.

      b) Management is vested in the member(s): [X] Yes [ ] No

      If yes, list names and addresses.

      MONONA WIRE CORPORATION
      700 PEACE ROAD
      SUITE 700B
      DE KALB, ILLINOIS 60115

11. The undersigned affirms, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

      Dated January 7     2000
            -----------, ------
            (Month/Day)  (Year)

SIGNATURE(S) AND NAME(S) OF ORGANIZER(S)           BUSINESS ADDRESS(ES)

1. /s/ Edward Duffy                      1.   700 Peace Road, Suite 700B
   ------------------------------------     ------------------------------------
              Signature      Organizer      Number             Street

Edward Duffy, Chief Financial Officer       De Kalb
---------------------------------------     ------------------------------------
    (Type or print name and title)                        City/Town

Monona Wire Corporation                     Illinois                    60115
---------------------------------------     ------------------------------------
(Name if a corporation or other entity)     State                      Zip Code

2. ____________________________________  2. ____________________________________
             Signature                      Number             Street

   ____________________________________     ____________________________________
    (Type or print name and title)                        City/Town

_______________________________________     ____________________________________
(Name if a corporation or other entity)     State                      Zip Code

3. ____________________________________  3. ____________________________________
             Signature                      Number             Street

   ____________________________________     ____________________________________
    (Type or print name and title)                        City/Town

_______________________________________     ____________________________________
(Name if a corporation or other entity)     State                      Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)